EXHIBIT 23.1

              [LETTERHEAD OF ARTHUR ANDERSEN & CO.]









            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
           -------------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Scotsman Industries, Inc. previously filed Registration Statement
File No. 33-35870.



                                   ARTHUR ANDERSEN & CO.



Chicago, Illinois,
June 24, 1994

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